EXHIBIT 99.1

Another year of good solid growth

FULTON FINANCIAL CORPORATION 2002 ANNUAL REPORT
ANOTHER YEAR OF GOOD SOLID GROWTH

Fulton Financial Corporation

1

Another year of good solid growth

Fulton Financial Corporation

Safe Harbor statement

  The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

  Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Photo Slides

(Photos of the board of directors,
senior management, and affiliate
CEOs appear here)

Another year of good solid growth

FULTON FINANCIAL CORPORATION 2002 ANNUAL REPORT
ANOTHER YEAR OF GOOD SOLID GROWTH

Fulton Financial Corporation

4

Another year of good solid growth

Fulton Financial Corporation

Highlights of 2002

Fulton Financial Corporation

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Highlights of 2002

Fulton Financial Corporation

Company ratings

Moody’s Investors Service

  Short-term rating P-1
  Long-term rating A-1

  Fitch Ratings

  Short-term rating F-1
  Long-term rating A

  Contributors to other income

  $800 million in mortgage loans
  Investment management and trust services
  Corporate cash management fees, debit card fees and checking-related fees

  The Bank/Woodstown National merger

  The Bank(SM)
  South Jersey’s
  Best Community Bank

  Pillars of the Community award

  Employee opinion survey (June 2002)

  Customer service
  Management team performance
  Company image and mission
  Team orientation
  Technology and systems
  Training and development
  Sales orientation
  Work effectiveness
  Pay and benefits
  Employee satisfaction

  Employee satisfaction

  Officer retention rate:                  90%
  Overall employee retention rate: 81%
  Employee stock ownership:         70%
  (more than 2 million shares)

The Newcomen Society award

ACTORUM MEMORES
SIMUL
AFFECTAMUS
AGENDA

12

  The Newcomen Society award

Premier Bancorp, Inc.

Northampton County
Bucks County
Montgomery County
PENNSYLVANIA
NEW JERSEY
Phillipsburg
Easton
Bethlehem
Allentown
Hanoverville
Palmer Heights
Lower Saucon
Hellertown
Northampton
Coplay
Fullerton
Ancient Oaks
Emmaus
Macungie
Longswamp
Zionsville
Coopersburg
Maxatawny
Quakertown
Milford Square
Richland Center
Perkasie
Sellersville
Plumsteadville
Solebury
Lambertville
Telford
Souderton
Chalfont
Doylestown
Buckingham
Harleysville
Franconia
Kulpsville
Montgomeryville
North Wales
Warminster
Richboro
Churchville
Newtown
Horsham
Willow Grove
Maple Glen
Levittown
Fairless Hills
Feasterville
Bensalem
Cornwells
Bristol
Morrisville
Trenton
Ewing
Lawrenceville
Princeton
Plainsboro
East Windsor
Hightstown
Hamilton Square
White Horse
Groveville
Bordentown
Chesterfield
Roebling
Edgewater Park
Cheltenham
Jenkintown
Flourtown
Oreland
Plymouth Meeting
Whitemarsh
Norristown
King of Prussia
Audubon
Trooper
Blue Bell
Eagleville
Collegeville
Gwynedd
Phoenixville
Spring City
Royersford
Limerick
Pottstown
Stowe
New Hanover Square
Pennsburg
East Greenville
Boyertown
Gilbertsville
Barto
Oley
Pikeland
Flemington
Readington
Lebanon
High Bridge
Glen Gardner
Hampton
Bedminster
Bernardsville
Bridgewater
Raritan
Somerville
Warrenville
Middlesex
Manville
Piscataway
Somerset
North Brunswick
Kendall Park
East Brunswick
Jamesburg
Twin Rivers
Delaware

  Premier Bancorp, Inc.

  Premier Bancorp, Inc.

  Historical double-digit growth in deposits, loans, fee income and net income
  Strong asset quality
  Premier branches are contiguous to and within current affiliate bank markets

  Strategic implications

  Increased non-interest income opportunities
  Expansion of markets for Fulton Mortgage Company and Fulton Financial Advisors
  Provides Premier with increased lending capacity and additional capital
  Retail banking expansion

  Where are we located?

  Pennsylvania
  New Jersey
  Maryland
  Delaware

Highlights of 2002

Fulton Financial Corporation

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  Highlights of 2002

  Fulton Financial Corporation

Fulton Financial Corporation

Business Ethics
&
Corporate Governance

18

  Fulton Financial Corporation

  Business Ethics
  &
  Corporate Governance

  Already in place

  Expedited two-business-day reporting of insider stock transactions
  CEO and CFO certifications of quarterly and annual SEC filings
  Disclosure Committee formed

  Now in progress

  Code of Conduct applicable specifically to the CEO, CFO and Controller
  Independent Audit Committee
  — Financial Expert
  — Revised Audit Committee charter

  Establish a confidential and anonymous reporting process for perceived corporate wrongdoing

  Fulton Financial Corporation

  Code of Conduct

  Scott Smith
  President and Chief Operating Officer

  2002 Financial Performance

  Fulton Financial profile(as of 12/31/02)

  $8.4 billion in assets (Rank: 58th)
  $1.8 billion in market capitalization (Rank: 49th)
  2nd largest commercial bank headquartered in Third Federal Reserve District

  Fulton Financial profile (as of 12/31/02)

    Eleven affiliate banks
    188 banking offices
    210 automated teller machines

  What have we accomplished?

    21 consecutive years of record earnings
    9.3% compounded annual growth rate in earnings per share

  Fulton Financial Corporation

  What have we accomplished?

    28 consecutive years of dividend increases
    10.3% compounded annual growth
    rate in dividends per share
    Proven business model
    Consistently high performance

  Fulton Financial Corporation

  Fulton Financial Corporation

    Record earnings
    High asset quality
    Strong net interest margin
    Prudent expense control

  2002 performance

  $1.29    Net income per share (12.2% increase over 2001)

  Total Net Income:    $132.9 million

  $0.586      Cash dividends per share (10.6% increase over 2001)

  Total cash dividends declared:     $60.1 million

  2002 performance

    1.68%    Return on assets
    15.86%  Return on equity
    52.40%  Efficiency ratio
    9.40%    Leverage capital ratio

  2002 total return

  Institution/Index          Change

  Nasdaq Bank Index       7.32

  Fulton Financial            4.42

  Peer Group                    2.56

  Large Banks                 -2.70

  NYSE Bank Index      -11.55

  Dow Jones                 -15.48

  S&P 500                    -22.56

  Nasdaq Nat'l Mkt.     -32.56

  Five-year total return

  Institution/Index     Percent change

  Peer Group                    24.33%

  Nasdaq Banks               19.89

  Fulton Financial            19.48

  NYSE Banks                 15.83

  Dow Jones Ind. Avg.     15.12

  Large Banks                    7.23

  S&P 500                       -2.88

  Nasdaq Nat'l. Mkt.      -13.56

  2003 stock performance (year-to-date)

    $17.66       12/31/02
    $19.72         4/14/03

  A 11.66% increase
  since year-end 2002.

  Analysts who follow our company

    Cohen Bros.                                        Outperform
    Ferris Baker Watts                              Buy
    Janney Montgomery                            Scott Buy
    Keefe Bruyette & Woods                    Market Perform
    Legg Mason Wood Walker                 Buy
    McConnell, Budd & Romano             Outperform
    McDonald Investments                       Hold
    RBC Capital Markets                         Sector perform
    Ryan Beck                                          Outperform
    Salomon Smith Barney                       In-line
    Sandler O'Neill & Partners                Maintain

Stock Performance (1982-2002)

1982	2002
100 shares	1,493 shares
$1,750	$26,366

14% return WITHOUT dividend reinvestment

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  Stock Performance (1982-2002)

  1982                                                 2002

  100 shares $1,750                1,493 shares $26,366

  14%      return WITHOUT dividend reinvestment

Stock Performance (1982-2002)

1982	2002
100 shares	3,067 shares
$1,750	$54,165

18% return WITH dividend reinvestment

35

  Stock Performance (1982-2002)

  1982                                                 2002

  100 shares $1,750                3,067 shares $54,165

  18%      return WITH dividend reinvestment

  Fulton Financial Corporation

  Strategic Plan

  Our mission statement

    We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.
    We will conduct all of our business with honesty and integrity.

  Core values

Integrity Honesty Teamwork Compassion Consistency	Relationship-focused Corporate citizenship Competitive spirit Strong work ethic Open and honest communication

  Our top priorities

    Sustaining strong earnings growth
    Maintaining high credit quality
    Creating financial success together with our clients
    Creating career success together with our employees
    Enriching the communities we serve
    Growing non-interest income

  In-depth analysis

    Strengths, weaknesses, opportunities, challenges
    Greatest strength:

  OUR PEOPLE

  Scott Smith
   President and Chief Operating Officer

  2002 Accomplishments and Our Strategic Plan

  Rufus Fulton
  Chairman and Chief Executive Officer

    Announcements
    Questions and Answers

Another year of good solid growth

FULTON FINANCIAL CORPORATION 2002 ANNUAL REPORT
ANOTHER YEAR OF GOOD SOLID GROWTH

Fulton Financial Corporation 43

  Another year of good solid growth

  Fulton Financial Corporation